AMERITAS LIFE INSURANCE CORP.
                                  ("AMERITAS")
                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                      AMERITAS VARIABLE SEPARATE ACCOUNT VA
                              ("Separate Accounts")

                                  Supplement to
                  Allocator 2000, Regent 2000, Executive Select
                    Allocator 2000 Annuity, Designer Annuity
                         Prospectuses Dated May 1, 2007

                          Supplement Dated June 1, 2007

Effective June 1, 2007, the Alger American Small Capitalization Portfolio is closed to new investors. Shareholders of record that maintain an open account in the Alger American Small Capitalization Portfolio as of the close of business May 31, 2007, may continue to make additional investments into their existing portfolio account. Once a shareholder redeems or exchanges out completely from the Alger American Small Capitalization Portfolio after June 1, 2007, they cannot be allowed to reinvest back into the same portfolio.

All other Policy provisions remain as stated in your Policy and prospectus.

Please see the Fund's Alger American Small Capitalization prospectus for more information about the Portfolio.

          Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.
                 If you do not have a current prospectus, please
                      contact Ameritas at 1-800-745-1112.